# 2014 PSEG Investor Conference

MARCH 7, 2014

PSEG

*We make things work for you.*

EXHIBIT 99 We have the energy to make things better … for you, for our investors and for our stakeholders.

Forward-Looking Statement

Certain of the matters discussed in this communication about our and our subsidiaries’
future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,”
“should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange
Commission (SEC), including our Annual Report  on Form 10-K and subsequent reports on Form 10-Q and Form 8-K and available on our website: http://www.pseg.com.
These factors include, but are not limited to:
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents  that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient coverage or recover proceeds of insurance with respect to such events,
• cybersecurity attacks or intrusions that could adversely impact our businesses,
• increases in competition in energy supply markets as well as competition from certain transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies and changes in customer behaviors,  including energy efficiency, net metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws. The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended.
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including  rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that  might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-
GAAP financial measure that differs from Income from Continuing
Operations/Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
Slide A at the end of this presentation includes a list of items excluded from
Income from Continuing Operations/Net Income to reconcile to Operating
Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

2014 PSEG Conference Agenda
Presentation Presenter
Welcome and Introductions Kathleen Lally
PSEG Ralph Izzo
PSE&G Ralph LaRossa
PSE&G Transmission Kim Hanemann
PSEG Long Island Ralph LaRossa
Q&A Session
Break
PSEG Power William Levis
Power ER&T Shahid Malik
Q&A Session
Financial Review & Outlook Caroline Dorsa
Summary and Q&A
Conference Conclusion

PSEG INTRODUCTION & OVERVIEW Ralph Izzo C H A I R M A N , P R E S I D E N T A N D C H I E F E X E C U T I V E O F F I C E R

PSEG’s Strategy –
delivering results
Our businesses’ focus on cost-
effective, reliable operations yields
strong cash flow
We are funding growth-oriented
investments aligned with customer
needs and state energy policies
We are enhancing the competitiveness
of our environmentally well-positioned
generation business
The results of our financial strategy
support a credit profile capable of
meeting our corporate objectives
and providing sustained dividend
growth for our shareholders

ENGAGED
WORKFORCE
DISCIPLINED
INVESTMENT
FINANCIAL
STRENGTH
OPERATIONAL
EXCELLENCE

Two complementary businesses
Strong asset platform, performing well and positioned for the future

Electric & Gas Delivery
and Transmission
needs as we respond to state and federal
energy policy and economic growth objectives
program - focused on transmission – that
produces double-digit rate base growth
through 2016
2013
Assets  $20B
Operating Earnings $612M
Regional Competitive Generation
Strategy: Fuel diverse fleet is geographically
and environmentally well positioned, with
investments to enhance competitiveness
free cash flow in current environment
and poised for price recovery
2013
Assets $12B
Operating Earnings $710M
A S S E T S   A N D   O P E R A T I N G   E A R N I N G S   A R E   F O R   T H E   Y E A R   E N D E D   1 2 / 3 1 / 2 0 1 3 .
P S E & G A N D P O W E R D O N O T A D D T O T O T A L D U E T O P A R E N T . P S E G L O N G I S L A N D A N D E N E R G Y H O L D I N G S A C T I V I T Y .
S E E   S L I D E   A   F O R   I T E M S   E X C L U D E D   F R O M   I N C O M E   F R O M   C O N T I N U I N G   O P E R A T I O N S / N E T   I N C O M E   T O   R E C O N C I L E
T O   O P E R A T I N G   E A R N I N G S .
Strategy: Positioned to meet customers’
Value Proposition: A $10 billion infrastructure
Value Proposition: Provides substantial

Delivering on commitments and pursuing
opportunities for growth
Operational
Excellence
•
Power:  Record 2013 output at Linden CCGT and Salem 2;
nuclear capacity factor greater than 90% for 9   straight year
•
PSE&G: Mid-Atlantic Reliability Award (12 consecutive year)
•
PSEG Long Island:  Went “live” on January 1, 2014
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Strong cash flows supported credit rating increases
•
Pension more than fully funded
•
Dividend increased
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong program under discussion
Solar 4 All Extension and Solar Loan III programs
•
Power:  Investments to enhance the fleet’s competitiveness –
130 MW Nuclear uprate, 150 MW CCGT uprate and efficiency improvement th
th

Operating Earnings Guidance
Building on the successful implementation of our strategy
S E E   S L I D E   A   F O R   I T E M S   E X C L U D E D   F R O M   I N C O M E   F R O M   C O N T I N U I N G
O P E R A T I O N S / N E T I N C O M E T O R E C O N C I L E T O O P E R A T I N G E A R N I N G S . E = E S T I M A T E .
$2.44
$2.58
$2.55 - $2.75E
2012 2013 2014 Guidance

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
* S E E   S L I D E   A   F O R   I T E M S   E X C L U D E D   F R O M   I N C O M E   F R O M   C O N T I N U I N G   O P E R A T I O N S /
N E T   I N C O M E   T O   R E C O N C I L E   T O   O P E R A T I N G   E A R N I N G S ;   D I S C O N T I N U E D   O P E R A T I O N S   R E F L E C T
T E X A S . E = E S T I M A T E * * 2 0 1 4 P E R C E N T S U S E M I D P O I N T O F E A R N I N G S G U I D A N C E .
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44
$2.58
$2.55 -
$2.75E
$3.12 $2.74
$3.09
20%
27%
38%
43%
47%
54%
76%
69%
62%
54%
54%
43%
2009 2010 2011 2012 2013 2014E**

Distribution
Transmission
Power Growth
Other
Solar and EE
Power Maintenance Capex
Power Env.

Maintaining a robust capital program
focused on growth
PSEG 2014 - 2018E Capital Spending
$11.8 Billion
PSEG 2009 - 2013 Capital Spending
$11.3 Billion
N O T E : P O W E R 2 0 0 9 – 2 0 1 3 A C T U A L S A R E R E S T A T E D T O I N C L U D E S O L A R C A P I T A L S P E N D .
P O W E R C A P I T A L S P E N D I N G E X C L U D E S N U C L E A R F U E L . E = E S T I M A T E
.
Power
$1.6B
PSE&G
$10B
Power
$2.8B
PSE&G
$8.4B
$3.3
$1.0
$4.1
$0.8
$1.2
$0.8
$0.1
$2.9
$0.3
$6.8
$1.0
$0.4
$0.2 $0.2

PSEG’s business profile has been transformed
through significant growth in utility capital spending
3 YR
AVG
3 YR
AVG
ENDED
AVERAGE PSE&G CAPITAL SPENDING
FOR THE 3-YEAR PERIOD
ENDING IN BASE YEAR.
PSE&G TOTAL CAPITAL SPENDING
IN BASE YEAR.
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG
3 YR
AVG

$620
$729
$958
$1,138
$1,443
$1,749
$761
$855
$1,257
$1,302
$1,770
$2,175
$0
$500
$1,000
$1,500
$2,000
$2,500
2008 2009 2010 2011 2012 2013
3 YEAR AVERAGE PSE&G CAPITAL
SPENDING GREW AT A RATE OF
23% PER YEAR FROM 2008 - 2013

recognizes need to
Energy Strong is:
A $2.6 Billion investment program over 5 years as the first phase of a 10-year,
$3.9 Billion infrastructure program
Proposal is based on contemporaneous recovery of investment, subject to
NJ Board of Public Utilities (BPU) review
Energy Strong proposal would harden 29 electric substations, modernize the gas distribution system, make the grid smarter, and improve the system’s ability to communicate with customers
Over 100 New Jersey municipalities support Energy Strong
Proposed Energy Strong program would create approximately 5,800 jobs and stimulate NJ’s economy
Energy Strong Proposal
strengthen and harden the distribution system

PSEG Power –
Value-advantaged through asset diversity,
fuel flexibility, location and installed environmental controls
Load Following
Peaking
Base load
1%
44%
27%
9%
1%
18%
<1%
30%
55%
2%
<1%
13%
43%
23%
34%
Gas
Pumped
Storage
Nuclear
Oil
Coal*
Solar
2 0 1 3 P E R I O D * I N C L U D E S N E W J E R S E Y C O A L U N I T S T H A T F U E L S W I T C H T O G A S .
Fuel Diversity
Total MW: 13,450
Energy Produced
Total GWh: 54,264
Energy Market Served
Total MW: 13,450

PSEG Power –
Our diverse fleet and flexible portfolio
allow us to capture opportunities arising from market volatility
*AT THE BEGINNING OF EACH YEAR.      **EXCLUDES BGSS.

$40
$45
$50
$55
2011 2012 2013
PSEG Power Gross Margin**
Hedges + Forwards* Actual

Balance Sheet Strength

2009 – 2013: Reduced risk profile and transformed
business mix
• Invested $8.4 billion in PSE&G
• Improved credit ratings
• Monetized and de-risked Holdings’ portfolio
2014 – Forward: Strong cash flows and increasingly
regulated business mix fully support:
• PSE&G’s $10B approved investment program through 2018
• Consistent and sustainable dividend growth
• Additional investment capacity to deploy in opportunities beyond those in the current capital plan
• No need to issue equity

Where we’re going …
actions taken to focus on
more predictable growth
S E E   S L I D E   A   F O R   I T E M S   E X C L U D E D   F R O M   I N C O M E   F R O M   C O N T I N U I N G   O P E R A T I O N S /
N E T   I N C O M E   T O   R E C O N C I L E   T O   O P E R A T I N G   E A R N I N G S .    E  =  E S T I M A T E
.
PSEG Focus
Opportunity for
consistent,
sustainable growth
Operating Earnings Per Share
• O&M Growth per year
• PSE&G Rate Base
• Transmission
• E&G Distribution
• EE and Solar
• Nuclear Generation
• CC Equivalent Availability
• PSEG LI Earnings
•(0.7%) (forecast³)
•$13,700
•$6,500
•$6,600
4
•$600
4
•31.4TWh
•91%
•$0.07
5
2016E
($ Millions except as noted)
•
1.5% (actual²)
• $10,400
• $3,800
• $6,000
• $600
• 29.5TWh
• 89%
• $0
2013
•
2.4% (planned¹)
• $6,800
• $866
• $5,900
• $0
• 29.3TWh
• 90%
• $0
2008
$1.29 $1.44 Common Dividend Per Share
$70 $38 $38
6
PJM West RTC ($/MWh)
$2.58
$2.91
(1) P l a n n e d c o m p o u n d a n n u a l g r o w t h r a t e 2 0 0 8 – 2 0 1 3 .
(2) A c t u a l c o m p o u n d a n n u a l g r o w t h r a t e 2 0 0 8 – 2 0 1 3 .
(3) P l a n n e d c o m p o u n d a n n u a l g r o w t h r a t e 2 0 1 3 – 2 0 1 6 .
(4)  I n c l u d e s    a p p r o v e d    s o l a r    p r o g r a m s .
(5) I n c l u d e s m a n a g e m e n t f e e f o r T & D o p e r a t I o n s u n d e r e x p a n d e d O S A a n d f u e l
a n d    e n e r g y   p r o c u r e m e n t   c o n t r a c t ..
(6)  F o r w a r d    m a r k e t   a s   o f   2 / 2 6 / 2 0 1 4  .

PSEG Annual Dividend –
A long history of growth
and returning cash to shareholders with a financial position that provides opportunity for consistent and sustained growth
Payout Ratio 70% 63% 66% 43% 44% 43% 44% 50% 58% 56%
56%**
PSEG Annual Dividend Rate
* I N D I C A T E D   A N N U A L   R A T E .
* * 2 0 1 4 P A Y O U T R A T I O R E F L E C T S T H E M I D P O I N T O F O P E R A T I N G E A R N I N G S G U I D A N C E . E = E S T I M A T E
10-YEAR COMPOUND ANNUAL
RATE OF GROWTH 3.0%
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
$1.44
$1.48*
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk-adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

# 2014 PSE&G Business Review & Outlook

MARCH 2014

PSEG

*We make things work for you.*

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSE&G P R E S I D E N T A N D C H I E F O P E R A T I N G O F F I C E R P U B L I C S E R V I C E E L E C T R I C & G A S Ralph LaRossa

22 Agenda • Company Overview • Financial Performance • Capital Investment • Energy Strong • In-depth Transmission Review

PSE&G
strategy
Building a
sustainable
platform that
balances
reliability,
customer rates
and public
policy to ensure
growth at
reasonable
returns
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution and
transmission utility company in New Jersey
* W E A T H E R N O R M A L I Z E D - E S T I M A T E D A N N U A L G R O W T H P E R Y E A R O V E R F O R E C A S T P E R I O D .
** S P E C I F I C P R O J E C T S A P P R O V E D F O R I N C E N T I V E R A T E T R E A T M E N T W I T H A D D I T I O N A L R O E .
Electric Gas
Customers
Growth (2009 – 2013)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,286 GWh
3,813M
Therms
Projected Annual Load Growth (2014 – 2016) 0.6%* 0.5%*
Projected Annual Load Growth
Transmission (2014 – 2016)
1.1%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency Approved
Programs
2009-2013
Total
Program Plan
Solar Loan Capacity
79 MW 178.5 MW
Solar 4 All  Capacity
79 MW 125 MW
Energy Efficiency Annual Electric savings 182  GWh 204 GWh
Energy Efficiency Annual Gas savings 5M Therms 6M Therms

ReliabilityOne™
Outstanding Reliability Performance
Public Service Electric & Gas Company
Mid-Atlantic Region
2013
ReliabilityOne™
Outstanding Response to a Major Outage Event
Public Service Electric & Gas Company
2013

PSEG

25 12 time Mid-Atlantic ReliabilityOne award winner and Outstanding Response to a Major Event

PSE&G’s operating earnings grew ~18%
over the 5-year period with increased investment, cost control and supportive rate mechanisms
* S E E   S L I D E   A   F O R   I T E M S   E X C L U D E D   F R O M   I N C O M E   F R O M   C O N T I N U I N G   O P E R A T I O N S / N E T
I N C O M E T O R E C O N C I L E T O O P E R A T I N G E A R N I N G S .
PSE&G Operating Earnings* Per Share
$0.63
$0.85
$1.03
$1.04
$1.21
2009 2010 2011 2012 2013

Focus on controlling O&M and lower pension costs
support decline in expenses
PSE&G O&M*
2009–2014 CAGR: (1.0%)
* EXCLUDES REGULATORY CLAUSES                ** INCLUDES $40M IMPACT FROM SUPERSTORM SANDY.                E = ESTIMATE

0
200
400
600
800
1,000
1,200
2009 2010 2011 2012 ** 2013 2014E

Growth in rate base is driven by investments with
constructive recovery mechanisms
PSE&G’s
rate base
has grown
~9% annualized
with investment
focused on
meeting
customers’
requirements
PSE&G Rate Base
84%
58%
15%
36%
2009 2013
Solar & Energy
Efficiency
Transmission
Distribution
$10.4B
$7.3B
1%
6%

Successfully worked with regulators to
develop multiple solutions for New Jersey’s energy and
economic development goals
Invested ~$2.0B through 2013; plan to invest additional ~$0.3B through 2018 in approved programs
NOTE: SPENDING THROUGH 2013 UNLESS INDICATED OTHERWISE
•
Solar Loan I – 2008
•
Solar Loan II – 2009
•
Solar 4 All – 2009
•
Solar Loan III – 2013
•
Solar 4 All Ext – 2013
RENEWABLES – creative
solutions to install solar
generation:  $0.7B
•
Carbon Abatement – 2008
•
Energy Efficiency – 2009
•
Demand Response – 2009
•
Energy Efficiency Ext – 2011
ENERGY EFFICIENCY –
assisting customers with
controlling energy usage:  $0.3B
•
NJ Capital Infrastructure
Program 1 (CIP 1) – 2009
•
NJ Capital Infrastructure
Program 2 (CIP 2) – 2011
•
Energy Strong – Pending
DISTRIBUTION – improving
the electric and gas delivery
infrastructure:  $1.0B

A 40% increase to $10 billion, in our
5-year investment program, with further opportunity from
Energy Strong
PSE&G’s Capital Expenditures
2013-2017E
$7.0 Billion
2014-2018E
$10.0 Billion
E   =   E S T I M A T E 30
33%
2%
65%
29%
3%
68%
Distribution Solar/Energy Efficiency Transmission

PSE&G’s capital program
has been expanded
and continues to focus on delivering energy solutions
PSE&G’s Capital Expenditures
E = ESTIMATE
0
500
1,000
1,500
2,000
2,500
3,000
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Distribution Transmission Solar/Energy Efficiency
Previous Forecast for 2013-2017 Approved Programs

PSE&G’s capital program
could expand further
with the addition of Energy Strong
PSE&G’s Capital Expenditures
E = ESTIMATE

0
500
1,000
1,500
2,000
2,500
3,000
2009 2010 2011 2012 2013 2014E 2015E 2016E 2017E 2018E
Distribution
Transmission
Solar/Energy Efficiency
Energy Strong - as filed
Previous Forecast for 2013-2017 Approved Programs

Energy Strong filing for resiliency and hardening to
support customers’ needs in the wake of Superstorm Sandy
•
Filed 5-year $2.6 billion capital program with NJ Board of Public
Utilities (BPU) in February 2013
•
Program addresses system resiliency and hardening by:
•
Protecting distribution substations from severe storms
•
Making the electric grid smarter and easier to repair
•
Adding backup distribution lines and system redundancies
•
Moving overhead distribution lines underground
•
Modernizing the gas distribution system
•
Currently in confidential negotiations with Staff of BPU and major intervenors; hearings conclude March 7, 2014
•
Anticipate a final order following either settlement or litigated decision by the end of April 2014

Over 70% of PSE&G’s $10 billion investment program will
be recovered through contemporaneous mechanisms
Clause Recovery Mechanisms
Solar/Energy Efficiency
FERC Formula Rates
Transmission
Traditional Recovery Mechanisms
Distribution Base Rates
E  =  E S T I M A T E

3%
68%
29%
2014-2018E PSE&G Capital Spending by Recovery Method
$10.0 Billion

The Energy Strong impact to customer bills is
expected to be fully offset
PSE&G’s Typical Average Residential Bill
Consumer
Price Index

$0
$1,000
$2,000
$3,000
$4,000
2008 2014 2015 2016 2017 2018 2019
Customer Bill
- Electric
Customer Bill
- Gas
Transitional Energy
Facility Assessment
Securitization Non-Utility
Generation
Energy Strong
Proposal
O U T – Y E A R   B G S / B G S S ,   S B C ,   A N D   D I S T R I B U T I O N    R A T E S   H E L D   C O N S T A N T   A T   C U R R E N T   2 0 1 4   R A T E S .
R A T E S   R E L A T E D   T O   E L E C T R I C   R E S T R U C T U R I N G :   S E C U R I T I Z A T I O N   ( S T C ) ,   N O N – U T I L I T Y   G E N E R A T I O N   C H A R G E   ( N G C ) ,   &   T R A N S I T I O N A L   E N E R G Y   F A C I L I T I E S
A S S E S S M E N T   ( T E F A ) ,   A R E   R E D U C E D   T O   Z E R O   B Y   2 0 1 7 .   T H E   R G G I   R E C O V E R Y   C H A R G E   ( R R C ) ,   S O L A R   P I L O T   R E C O V E R Y   C H A R G E   ( S P R C ) ,   A N D   C A P I T A L
E C O N O M I C   S T I M U L U S   I N F R A S T R U C T U R E   I N V E S T M E N T   P R O G R A M   E X T E N S I O N   ( C I P   I I  )   B I L L   I M P A C T S   A R E   I N C L U D E D   I N   T H E I R   R E S P E C T I V E   G A S   A N D
E L E C T R I C   B A R S   A N D   F O R E C A S T E D   I N   O U T – Y E A R S   B A S E D   U P O N   L A T E S T   E S T I M A T E .   E N E R G Y    S T R O N G   B I L L   I M P A C T S   A R E   B A S E D   U P O N   C U R R E N T   F O R E C A S T .

IN-DEPTH TRANSMISSION REVIEW V I C E - P R E S I D E N T D E L I V E R Y P R O J E C T S A N D C O N S T R U C T I O N Kim Hanemann

Transmission
has
delivered,
and has grown
to represent
~36% of rate
base
PSE&G’s Transmission Capital Expenditures

-
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2009 2010 2011 2012 2013
Burlington-Camden Mickelton-Gloucester-Camden
North Central Reliability Northeast Grid
Susquehanna-Roseland Remaining Transmission
Transmission represented ~36% of rate base at YE 2013
up  from ~15% at YE 2009

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Project
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $907 June 2015
North Central Reliability 11.68% $390 June 2014
Burlington–Camden 230kV 11.68% $399 June 2014
Mickleton–Gloucester–Camden 230kV 11.68% $435 June 2015

Susquehanna-Roseland consists of constructing
150 miles of 500kV circuit (46 miles in NJ) with two new 500kV
GIS switching stations at Roseland and Hopatcong
* P R O J E C T   I S   S H A R E D   W I T H   P P L .   P R O J E C T   E S T I M A T E   R E P R E S E N T S   P S E & G ’S
C O N S T R U C T I O N   R E S P O N S I B I L I T Y   F O R   T H E   N J   P O R T I O N .

Project
Estimate
Up To*
Through
Year-end 2013
Expected
In-service Date
$790M $661M
June 2014
/ June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves reliability and reduces congestion
Project Status:  Major permitting & siting complete, outside plant construction in progress, inside plant construction is complete and commissioning  is in progress

Northeast Grid Reliability consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting/upgrading 12
existing stations to 230kV operation

Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$907M $228M June 2015
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
•
Project estimate has increased ~$12M associated with hardening related scope changes as a result of Superstorm Sandy
Customer Benefit: Improves reliability and increases transfer capability
Project Status: Nearing completion of engineering/design and licensing/permitting phase.  Outside and inside plant construction are in progress

North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$390M $349M June 2014
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves power quality and increases transfer capability
Project Status: Major permitting & siting complete, outside and inside plant construction is essentially complete, commissioning is in progress

Burlington-Camden 230kV
consists of
upgrading 37 circuit miles (30 miles of overhead and 7 miles of underground) of 138kV transmission line to 230kV, converting the existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$399M $301M June 2014

•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
Customer Benefit: Addresses voltage reliability and
increases transfer capability
Project Status: Major permitting & siting complete, outside
plant construction is complete, and inside plant construction and commissioning is in progress

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$435M $122M June 2015

•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Addresses thermal reliability and increases transfer capability
Project Status: Major permitting & siting complete, outside and inside plant construction in progress

Bergen-Linden Corridor is a recently approved
project which will provide a double-circuit 345kV line to
maintain reliability
Project Estimate
Up To
Through Year-end
2013
Expected
Completion Date
$1,200M - June 2018

•
PJM RTEP project b2436
•
30 miles of underground cable
•
New ~ 23 miles
•
Reconductor (Upgrade of 138 to 345) ~7 miles
•
13 miles of double circuit overhead conductor (replacing
double circuit 138 with double circuit 345)
•
11 station upgrades to 345kV
Customer Benefit: Addresses thermal and short-circuit
reliability
Project Status: Engineering

Planned transmission spend of $6.8 billion is driven by PJM reliability projects, 69kV conversions and life-cycle replacement projects PSE&G’s Transmission Capital Expenditures E= ESTIMATE 45

PSE&G’s processes and culture
are the
foundation for project execution success
Diverse, well-rounded team
Culture with a focus for on-time, on-scope and on-budget
execution
Successful recruitment, development and retention strategies
Strong unions and supplier relationships
Cradle to grave project execution organization
Processes designed to be scalable, repeatable and
improvable
Emphasis on best practices and lessons learned
sharing
Improvements driven by performance metric
management
Collaborative relationship with regulatory agencies
Innovative design and construction practices to minimize
environmental impacts
Robust environmental compliance system

People
Process
Environment

PSE&G’s
demonstrated
ability
to
successfully
execute large
projects leaves us
well positioned to
pursue new
opportunities
Future RTEP as
identified by PJM
Near-term participation
in RTO competitive
open planning windows
PJM
MISO
NYISO
Anticipate participating
in future competitive
solicitations under
FERC 1000

PSE&G Operating Earnings*
($ Millions)

$528
$612
$705 - $745E
2012
2013
2014 Guidance

PSEG

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control
E=ESTIMATE

*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO
RECONCILE TO OPERATING EARNINGS.

PSEG LONG ISLAND CHAIRMAN OF THE BOARD PSEG LONG ISLAND Ralph LaRossa

PSEG was selected to operate Long Island Power
Authority’s (LIPA) electric transmission and distribution system for 12 years starting in 2014
Pursuant to the Operating Services Agreement (OSA), all expenses and capital costs to operate the system are pre-funded by LIPA and passed through to their customers
Compensation consists of a fixed fee and an incentive fee
Fixed compensation fee for 2014 with scheduled increases in 2015 and 2016
Starting in 2015 PSEG Energy Resources and Trading (ER&T) begins managing fuel/energy contracts
PSEG Long Island expected to contribute $0.03 to operating earnings in 2014 increasing to $0.07 per share in 2016 including contribution at ER&T
Potential for an 8-year extension of the OSA

PSEG Long Island commenced operations
on January 1, 2014

Key elements of Operating Services Agreement
Increased PSEG
scope and control
Performance metrics
NY Department of
Public Service
oversight
Potential for “Utility
2.0” investment
Use of PSEG brand
as PSEG Long Island
3-Year rate freeze
(2013-2015)
Early performance
Successful transition
to PSEG Long Island
Stakeholder
communication
Winter storm
response

# 2014 PSEG POWER & ER&T Business Review & Outlook

MARCH 2014

PSEG

*We make things work for you.*

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSEG POWER PRESIDENT AND CHIEF OPERATING OFFICER PSEG POWER William Levis

PSEG Power
strategy
Excellence in
operating our units
safely, reliably, cost-
competitively and in
an environmentally,
responsible manner
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH
ENGAGED
WORKFORCE

Agenda
•
Delivering Value
•
Fleet Advantage, Location, Flexibility and
Fuel Diversity
•
Nuclear Operation
•
Fossil Operation
•
Financial Performance
•
Expansion Opportunities
•
Regulatory
•
Engaged Workforce

PSEG Power creating value by responding to
changing markets and regulations
Safety/Environmental Focus
Fleet Diversity/Efficiency Focus
Financial/Economic
Focus
Regulatory Focus
• Nuclear units continue to achieve strong
operational results, operating
at over 90% capacity factors for the
9
th
consecutive year
• Fleet diversity across the dispatch curve
and fuel types provide flexibility to meet
changing conditions
• Linden CCGT and Salem 2 nuclear unit
achieved record output in 2013
• “Getting the most out of
existing fleet”
• Locational advantage
• O&M control programs
have delivered a CAGR of
1.6% between 2009 and
2014
• Sites offer competitive
advantage for expansion
• Strong regulatory
performance
• Industry leadership in the
changing business
environment

• Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
• Workforce engagement and development
• Deliver on Business Plan Commitments
• Maintain competitive markets and improve
constituent communication on issues
important to Power
• Successfully complete the Advanced Gas
Path (AGP) uprates
• Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
• Develop our renewables business (solar)
• Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
• OEM implemented and
achieving measures
• Resource sharing program
initiated
• Exceeded earnings guidance
in 2013
• Ongoing effort in key markets
showing success
• Successful court outcome
against subsidized generation
• Accelerated schedule for
AGP to maximize opportunity
• LIPA contract for fuel and
generation dispatch
• Completed 19 MW solar project,
4 MW project under construction,
established robust pipeline
• Nuclear ESP is expected in 2015

Financial
Strength
Disciplined
Investment
Operational
Excellence
PSEG Power Delivering on priorities

PSEG Power met 2013 challenges
Storm and
weather challenges
• SuperStorm Sandy
impacted
our generating sites
• Cold and hot weather
extremes created
challenging
operating
environment, but
also presented
opportunities
Market
challenges
• Unit outages and
planned
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
economy
Value
delivered
• Optimized unit dispatch across fleet
during storm recovery
• Expedited return from storm outages,
restored margin opportunities
• High availability when needed
• Achieved fuel cost savings
• Captured value through coal/gas
switching, unit flexibility
• Coal & oil sales optimized inventory
• Flexibility of portfolio captured real-
time basis opportunities

PSEG Power exceeded 2013’s earnings guidance
$630-$685M
$710M
$535M-$600M
Winter/
Summer
Volatility
Lower
Gas
Cost
Basis
Volatility
Spark/
Dark
Spread
Fuel
Flexibility
SOLAR/
KALAELOA
$15M*
GUIDANCE
RANGE
Over $100M of additional
value gained from fleet
flexibility, locational
advantage and market
volatility
Initial
Guidance
Actual
Revised
Guidance
OPERATING EARNINGS FOR PSEG POWER IN 2013; SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.  *ASSETS TRANSFERRED TO POWER AT YEAR-END 2013.

PSEG Power has generating assets
in three competitive markets
• Assets near loads
• Low cost portfolio
• Fuel flexibility with gas
cost advantage
• Poised to benefit from
volatility in real-time
markets
• Fleet will maintain
diversity and efficiency
after HEDD
• Most sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM

PSEG Power will maintain diversity and efficiency after a
realignment of the fleet due to HEDD
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Environmental
improvement
•
Peach Bottom (PB)
uprate
•
Advanced Gas Path
(AGP)
•
Kalaeloa and Solar
transfer adds ~200MW
of capacity
Objective
2013 2017
13,450 MW 11,900 MW
Fuel Diversity
55 - 56 TWh
54 TWh

2013 2017
2013
2017
Solar
Kalaeloa
Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
CCGT
Coal
Nuclear
AGP/PB EPU
Peakers
Oil, Other gas, HEDD,
Pumped storage,
Kalaeloa, Solar
Energy Produced

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Salem 3
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Peaking takes advantage of real-time prices and
reduces operational risk
•
Dual fuel flexibility for >60% of fleet

PSEG Power Nuclear
is a critical element
of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
• Owned Capacity: 1,178 MW
• License Expiration: 2046
• Next Refueling
• Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,365 MW
• Owned Capacity: 1,358 MW
• License Expiration: 2036
and 2040
• Next Refueling
• Unit 1 -- Fall 2014
• Unit 2 – Spring 2014
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,251 MW
• Owned Capacity:
1,125 MW
• License Expiration: 2033
and 2034
• Next Refueling
• Uprate:  130 MW in
2015/2016

• Unit 2 – Fall 2014
• Unit 3 – Fall 2015

PSEG Power Nuclear is core to the fleet and
has competitive advantages
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.

•
Continued strong nuclear operations:
nine consecutive years of >90%
capacity factor
•
Significant earnings contributor
•
Top quartile of cost performance/MWh
•
One third new staff, recruitment of the
best new and experienced talent, and
attractive training program
•
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
starting with Fall outage
•
Peach Bottom extended power uprate,
130 MW Power’s share, scheduled in
service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

Power’s nuclear fleet is well positioned
with significantly lower-than-average US cost structure
*SOURCE: ELECTRIC UTILITY COST GROUP
** SOURCE: PSEG NUCLEAR
Total Fuel, Capital and O&M Costs*
3 YEAR AVERAGE 2010 - 2012

0
25
50
All US* PSEG Nuclear**

75%
50%
25%
0%
2008
2009
2010
2011
2012
2013
Coal
Combined Cycle
Peaking

15%
10%
5%
0%
2008
2009
2010
2011
2012
2013

100%
95%
90%
85%
80%
2008
2009
2010
2011
2012
2013

5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012
2013

PSEG

PSEG Power’s Fossil Fleet Performance
has shown improvement
*LM6000 AND 7EA UNITS
Capacity Factor NJ Coal EFORp
Peaking Start Success*
NJ Combined Cycle EFORp
•
Fossil Capacity Factor rebounded with market
•
Peaking Units maintain high start success
•
Coal EFORp improving
•
CC EFORp less than 1% in 2013
•
Consistent recipient of EFORp payments

PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
Actions Taken to Create Value
• Operational Excellence Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency
• Second gas line at BEC
• Heat rate improvement
2008-2013 translates to
meaningful fuel savings
at current market prices
• Advanced Gas Path (AGP)
investments 2014 through
2018 to provide additional
fuel savings
AGP projected efficiency
improvement 2014-2018
2018

7,300
7,400
7,500
7,600
7,700
7,800
2008 2009 2010 2011 2012 2013
Combined Cycle Operating Heat Rate

Investing to expand CCGT capacity and
improve efficiency
o
Expand Power’s CCGT fleet, one of the
largest gas-fired portfolios in PJM, with
incremental base and peaking MWs
o
Retrofit Bergen, Linden and BEC with
Advanced Gas Path (AGP) components
at cost of ~$120M over 2014 - 2018
AGP Project Benefits
PSEG Power - CCGT Uprate Project
CCGT capacity uprates of ~150 MW:
- Bergen (31MW – 2015)
- BEC (58 MW – 2017-18)
Increases Efficiency - Combined Cycle
(CC) heat rate improvement ~ 1.2%
Upgrades technology and extends
maintenance outage cycles

- Linden (63 MW – 2014)

PSEG Power’s fleet is among the lowest
emitting in the industry
• Mercury reduced 80% across the timeframe above
• More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing
• Cost control through testing coordination program

0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012 2013
Generation SO2 NOx

PSEG Power’s capital expenditures for
environmental requirements are essentially complete*
COMPLETION OF
CONEMAUGH SCR/FGD
MODS IN 2015

$0
$100
$200
$300
$400
$500
$600
$700
2009 2010 2011 2012 2013 2014E 2015E 2016E
Growth Environmental / Regulatory Maintenance
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS. E=ESTIMATE

$0
$500
$1,000
$1,500
2009 2010 2011 2012 2013 2014E
2009 to 2014 CAGR = 1.6%
Power O&M Expense*
*EXCLUDES IMPACTS FROM STORM RECOVERY COSTS
E=ESTIMATE
PSEG Power’s
focus on costs
has resulted in
moderate increase
in O&M for
six years
Cost control actions taken:
• Fossil plant assessment
• CCGT material condition assessment
• Contract renegotiations
• Nuclear maintenance productivity study
• Nuclear outage efficiency initiative
• Materials management

PSEG Power is well-positioned for
growth
when market conditions warrant
Available locations Our sites possess infrastructure advantages
• Bergen
• Burlington
• Essex
• Edison
• Kearny
• Hudson
• Linden
• Sewaren
• Bridgeport
Harbor
• Electric Transmission Interconnections
• Access to Gas Pipelines
• Space
• Emissions

Shasta
California (4 MW)
Expected COD March 2014
Polycrystalline - single axis
tracker
Investment $13 million est.
20 year PPA with PG&E
Hackettstown  (Mars)
New Jersey  (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis tracker
Investment $79 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $49 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline - single axis
tracker
Investment $50 million
30 year PPA with APS
•
Continue to seek high quality projects with
creditworthy off-takers.
•
Solar portfolio delivers strong EBITDA post-
construction period.
PSEG Solar Source owns 88 MW of
operating solar facilities and has one project under construction

PSEG Power is an established leader
within the industry
INPO
• Board of Directors
• National Nuclear Accrediting Board
NEI
• Chair Communications Advisory Committee
• Board of Directors
• Board of Directors Executive Committee
• Chair Emergency Preparedness Working Group
• Security Working Group
• Fukushima Response Steering Committee
• Nuclear Strategic Issues Advisory Committee
Steering Group
EPRI
• Chairman Nuclear Power Council
• Executive Committee Nuclear Power Council
BWR Owners Group
• Vice Chair of the Executive Oversight Committee
USA Alliance
• Chair
EPSA
• Executive committee member
UWAG
• Chair of the Cooling Systems Committee
PJM/NY/ISO-NE
• Chair of NEPOOL Participants Committee
• Member of various Committees at PJM
• Vice-Chair of the Supplier Sector of the
NEPOOL
• Chair of the NEPOOL Budget & Finance
Subcommittee from 2008 through 2013
• Seat on the ISO-NE Board of Directors
Joint Nominating Committee
• Founding member of NEPGA (New England
Power Generators Association) – trade
association, position on Board of Directors

Developing People to drive operational excellence
and to optimize the workforce
•
Succession planning and development planning
•
Training & development of employees
•
Outreach programs
•
Employee engagement
•
Shared resources between Fossil and Nuclear
(outage support)

PSEG POWER ER&T Shahid Malik PRESIDENT, PSEG ENERGY RESOURCES & TRADE

Portfolio Management Strategy
Optimize value of assets
Manage risk vs. reward
Directly engage with
regulatory agencies
ENGAGED
WORKFORCE
DISCIPLINED
INVESTMENT
OPERATIONAL
EXCELLENCE
FINANCIAL
STRENGTH

78 Agenda Market Review PSEG’s Competitive Advantage PSEG’s Sustainable Advantage

$6
$5
$4
$3
$2
$1
$-
$/MMbtu
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
Historical
Forward

$50
$45
$40
$35
$30
$25
$20
$/MWh
2011
2012
2013
2014F
2015F
2016F
2017F
2018F

$23
$21
$19
$17
$15
$13
$11
$9
$7
$5
$/MWh
2011
2012
2013
2014 F
2015 F
2016 F
2017 F
2018 F

PSEG

•
Energy and gas prices appear to have
stabilized
•
Environmental restrictions may
tighten market
•
Insufficient gas infrastructure
continues to place upward pressure on
fuel prices during seasonal peaks
NYMEX Natural Gas Price PJM West RTC
PJM West Spark Spreads
Market Review:
Prices have stabilized
F=FORWARDS AS OF 12/31/2013

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
MW
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Reserve Margin
6/1/2014
6/1/2015
6/1/2016
6/1/2017
6/1/2018
Demand Response
Energy Efficiency
Solar + Wind
Reserve Requirement
Existing + Expected New Generation

PSEG

Forecast Reserve Margin (PJM January 2014)
• PJM forecasts a declining Reserve Margin through 2018, which may improve forward prices
• Brattle estimates energy prices could rise at least $3-4/MWh from today’s prices
*PJM AS OF FEBRUARY 20, 2014
SOURCE OF CHART DATA:  PJM
Cumulative Generation Retirements*
Market Review:
New generation in PJM not
keeping pace with coal retirements

ISSUE / POLICY REGULATORY GAINS
PJM
SUBSIDIZED GENERATION
(NJ and MD)
•
Comprehensively defeated in federal court (appeals currently pending)
DEMAND RESPONSE
RULES
•
PJM and ISO-NE enacted stricter rules of eligibility and deployment
ENERGY PRICE
FORMATION
•
Concerted drive to improve price formation for generation and ancillary services
•
Waiver of price caps during extreme market conditions
NYISO
TRANSMISSION
•
Significant progress made to relieve bottling of upstate generation
ISO-NE
CAPACITY
•
Improvement in price formation to better reflect tight supply conditions
•
Implementation of sloping demand curve in Forward Capacity Auction (FCA) 9
ENERGY
•
Demand response required to participate in Day Ahead markets
FEDERAL
GAS to ELECTRIC
•
Better coordination between pipelines and ISO’s will promote efficiency
ENVIRONMENTAL
REGULATIONS
•
HEDD, HAPS/MACT may lead to tightening of supply in 2015+ timeframe
Market Review:
Regulatory framework showing signs
of improvement

Market Review
PSEG’s Competitive Advantage
PSEG’s Sustainable Advantage
PSEG Power:  Enjoys real and competitive
advantages in the merchant generation space
Fuel Flexibility
Heat Rate Diversity
Access to Marcellus Shale Gas
Trading & Asset Flexibility
Volatile Power Basis to PJM-West
Location

Competitive Advantage:
Heat Rate Diversity &
Flexible Dispatch
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Salem 3
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle (gas/oil)
Steam (gas/oil)
Combustion Turbine / Pumped Storage
(gas/oil)
PJM Dispatch Curve

Current plant locations
Bethlehem Energy Center (Albany)
Bridgeport
New Haven
Hudson
Yards Creek
Keystone
Conemaugh
Mercer
Peach Bottom
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Hope Creek
Salem
Burlington
National Park

PSEG

84 Shale Supply 0.6 BCF/D Storage 0.9 BCF/D Competitive Advantage: PSEG’s extensive gas asset portfolio gives unparalleled access to Marcellus Shale gas Gulf Coast Supply 0.7 BCF/D

$5
$4
$3
$2
$1
$-
$/MMbtu
06/01/13
06/15/13
06/29/13
07/13/13
07/27/13
08/10/13
08/24/13
09/07/13
09/21/13
10/05/13
10/19/13
11/02/13
11/16/13
11/30/13
12/14/13
12/28/13
Henry Hub
Leidy-Transco (Marcellus)

PSEG

Competitive Advantage:
~25% of Power’s gas
for generation comes from Marcellus
• Our combined cycle and peaking assets have been able to take advantage of locational gas price volatility driven by production and logistical constraints
• Lower cost shale supply provides additional savings during periods of lower residential gas demand
Spot Natural Gas Prices:  Jun-Dec 2013
Market
Prices for
Natural Gas
Access
to Lower
Cost Shale
Gas in
Marcellus
and Utica

$/MWh
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
2011
2012
2013
2014 F
2015 F
2016 F
2017 F
2018 F

$/MWh
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
Jan 13
Feb 13
Mar 13
Apr 13
May...
Jun 13
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13

$/MWh
$150
$100
$50
$0
($50)
($100)
($150)
($200)
1/1/2013
2/1/2013
3/1/2013
4/1/2013
5/1/2013
6/1/2013
7/1/2013
8/1/2013
9/1/2013
10/1/2013
11/1/2013
12/1/2013

Competitive Advantage:
Locational advantage
from short term basis volatility
$45
-
$47
$37
-
$38
$56
-
$58
$39
-
$40
ANNUAL FORWARD BASIS TO PJM-WEST AS OF 12/31/2013.
•
Annual basis benefits baseload
units
•
Intermediate units flexible to
seasonal opportunities
•
Combined Cycle and Peaking
units positioned to optimize daily
and hourly volatility
PS Zone Annual Basis to PJM-W PS Zone Day Ahead On Peak Monthly Basis to PJM-W
PS Zone Real Time On Peak Hourly Basis to PJM-W

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$/MWh
Day Ahead
Real Time
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour

Salem/HC
PB
Key/Con
Mer
Hud
Ber
Linden
$100.0
$80.0
$60.0
$40.0
$20.0
$-
$(20.0)
$(40.0)
$(60.0)
$(80.0)
$/MWh

9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
MWh
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Nuclear
Coal
Combined Cycle
Other
Real Time Balancing Generation
LOAD/HEDGES

PSEG

High gas market at $58/MMbtu setting
power prices in PS zone on 1/7/14
PSEG Zone LMP’s on January 7, 2014
Higher basis to generation
On Peak Basis to PJM-W on January 7, 2014
Additional steam and peaking generation
available above day ahead commitment
to gain value from real time market
Fuel flexibility with coal/gas/oil
optionality among available units
Hourly Generation and Load on January 7, 2014
Competitive Advantage:
Trading & Asset Flexibility
Base load and load following generation
sufficient to cover load and hedge
obligations

$600
$500
$400
$300
$200
$100
$-
$/MWh
Day Ahead
Real Time
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour

Salem/HC
Key/Con
Hud
Linden
$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
$(10.0)
$/MWh

12,000
10,000
8,000
6,000
4,000
2,000
-
MWh
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Hour
Nuclear
Coal
Combined Cycle
Other
Real Time Balancing Generation
LOAD/HEDGES

High demand in constrained northern NJ
Base load and load following generation
sufficient to cover load and hedge
obligations
Additional generation available above
obligations to gain value from real time
market spikes
Gas advantage in procuring low cost
shale supply to capture savings
PSEG Zone LMP’s on July 18, 2013 On Peak Basis to PJM-W on July 18, 2013
Hourly Generation and Load on July 18, 2013
Competitive Advantage:
Trading & Asset Flexibility

Market Review
PSEG’s Competitive Advantage
PSEG’s Sustainable Advantage
•
•
•
Long-term access to discounted Marcellus gas
Robust capacity market pricing in one of the most
concentrated load pockets in the US
PSEG Power:  Enjoys real and sustainable
advantages in the  merchant generation space
Positive cash-flow hedging into the long-term

Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
~ $53
BGS sales account for about a quarter of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$94.30
$83.88
~ $46
$92.18
~ $47
~ $48
~ $43
~ $53
~ $59
$97.39
$48
-
$50
$68
-
$71
$48
-
$50
Sustainable Advantage:
BGS Auction provides
excellent opportunity to forward hedge our generation
$37
-
$38
$45
-
$47
$39
-
$40
$38
-
$39
$95.77
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2012-2014 WILL BE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2014.

2014 2015 2016
Volume TWh 35 35 35
Base Load
% Hedged 100% 75-80% 30-35%
Price $/MWh $48 $51 $53
Volume TWh 20 19 19
% Hedged 35-40% 0% 0%
Price $/MWh $48 $51 $53
Volume TWh 53-55 53-55 53-55
Total
% Hedged 75-80% 45-55% 20-30%
Price $/MWh $48 $51 $53
Sustainable Advantage: Hedging strategy
designed to protect gross margin while leveraging the portfolio
Intermediate Coal, Combined
Cycle, Peaking
(Nuclear and Base Load Coal)
HEDGE PERCENTAGES AND PRICES AS OF FEBRUARY 11, 2014. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE,
INCLUDING RENEWABLE ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES
INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND OPTIONS.   EXCLUDES SOLAR AND KALAELOA.

$/MW-day 2012 / 2013 2013 / 2014 2014 / 2015 2015 / 2016 2016 / 2017
Power’s
Average Prices
$153 $244 $162 $167 $166
Rest of Pool
Prices
$16 $28 $126 $136 $59
10,400 10,600 10,300 9,000 8,600
2017/2018 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities
• Environmental Retirements • New Build/Cost of New Entry
• Minimum Offer Price Rule • Demand Response
Sustainable Advantage:
PJM’s capacity market
is expected to continue to recognize locational value
Sustainable Advantage:
PJM’s capacity market
is expected to continue to recognize locational value
Power’s Capacity
(MW)

1.00
0.75
0.50
0.25
-
(0.25)
(0.50)
(0.75)
(1.00)
(1.25)
(1.50)
(1.75)
(2.00)
(2.25)
(2.50)
$/MMbtu
2013
2014F
2015F
2016F
2017F
2018F
Leidy Basis to HH
TRANS6 Basis to HH
TETM3 Basis to HH

PSEG

Forward curve shows that Marcellus shale supply averages over $1.50/MMbtu discount year-round through 2018
Basis to Henry Hub
2013 AVERAGE  6/1/13-12/31/13; F= FORWARDS AS OF 12/31/13.  LEIDY BASIS FROM ICE/BROKER QUOTES
Sustainable Advantage:  Fuel advantage
continues throughout the curve

Market Review
•
Gas, Power, Spark Spreads
•
Regulatory construct
PSEG’s Competitive Advantage
•
Fuel flexibility
•
Heat Rate diversity
•
Access to Marcellus Shale gas
•
Asset flexibility
PSEG’s Sustainable Advantage
•
Positive cash-flow hedging into the long-term
•
Robust capacity market pricing in most concentrated load pocket in US
•
Long-term access to discounted Marcellus gas
PSEG Power:  Enjoys real and sustainable
advantages in the merchant generation space

PSEG Power’s Value Proposition
•
Well-positioned fleet of merchant generating assets
concentrated in PJM market
•
Advantaged by low cost structure, fuel diversity and
dispatch flexibility
•
Low environmental capital requirements
•
Capacity uprates to enhance value of nuclear and
combined cycle stations
•
Consistent hedging strategy recognizes asset flexibility
•
Continue to meet commitments and to provide
free cash flow

# 2014 Financial Review & Outlook

MARCH 2014

PSEG

*We make things work for you.*

We have the energy to make things better … for you, for our investors and for our stakeholders.

PSEG EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Caroline Dorsa

Strong financial position to support our
business initiatives
2013 Financial Position
2014 and Beyond
Exceeded upwardly revised 2013 earnings guidance
Pension fully funded
Strong balance sheet and upgraded credit ratings
Continued positive earnings trend in 2014
Controlled O&M growth
Balance Sheet and Cash Flow support investments without equity issuance
Growth in PSE&G investments with contemporaneous returns
Diversified Power assets with a balanced hedge profile
Growth in PSE&G Cash from Operations, with continued significant Cash from Operations/FFO at Power
Increased Dividend by $0.04 to indicative annual rate of $1.48 for 2014
Opportunity for consistent and sustainable dividend growth

*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER.
Exceeded upwardly revised guidance
in both businesses
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013
PSE&G $528 $612
PSEG Power $663 $710
Other $45 ($13)
Operating Earnings $1,236 $1,309
Operating EPS* $2.44 $2.58
Upwardly Revised Earnings Guidance (Nov 2013) $2.40 - $2.55
Earnings Guidance (Feb 2013) $2.25 - $2.50

Power Cash
from Ops
~$1.3B
Power
Capital
Investment
~0.6B
Dividend
to Parent
~$0.7B
Net Debt
~$0.2B
Free Cash Flow
~$0.7B
Cash
~$0.2B
~$0.9B Available for PSEG
In 2013, Power had significant free cash flow
Power 2013 Cash Flows

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ in Billions)

PSEG

PSE&G Cash
from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
Cash ~$0.1B
In 2013, PSE&G invested over $2B, using $1.4B of
internally generated cash flow and debt, while maintaining its capital structure
PSE&G 2013 Cash Flows
Parent Capital
Contribution
~$0.1B
PSE&G
Net Debt
~$0.6B

$4.0
$3.0
$2.0
$1.0
$0.0
($Billions)
Sources
Uses

PSEG

In 2013, Power’s Free Cash Flow supported PSE&G’s
capital program and shareholder dividend
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
(2) OTHER CASH FLOW INCLUDES HOLDINGS NET CASH FLOW AND PARENT CASH.
Power
Cash from Ops
~$1.3B
PSE&G
Cash from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
Power
Capital
Investment
~$0.6B
Shareholder
Dividend
~$0.7B
Net Debt
Issuances
~$0.7B
PSEG Consolidated
2013 Sources and Uses
Other
Cash Flow
(2)
~$0.1B

PSEG growth spend of ~$5.4B represents ~72% of total
investment with Energy Strong potentially enhancing the profile
PSEG 2014 – 2016E Capital Investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Solar and
New Business
PSE&G
Energy
Strong
Approved Growth Investment ~$5.4B
E = ESTIMATE; CAPITAL INCLUDES AFUDC AND IDC.
PSEG
Potential
Spend
Maintenance ~$2B
PSEG
Approved
Programs
Potential
Energy Strong
~$0.9B
~$0.3B
~$1.1B
~$0.8B
~$4.3B
~$1.3B
~$8.7B
~$7.4B

PSE&G’s Capital Program drives double-digit
growth in rate base and earnings over the 2013 to 2016 period
Distribution
2013
Rate Base
Potential 2016E
Rate Base
~$10.4B
~$13.7B
~$6.6B
~$3.8B
~$2.7B
~$6.5B
~$0.6B
~$1.3B
~$7.2B
Transmission
Growth
Energy
Strong
Solar and
New Business
~$15.0B
~$6.5B
~$8.5B
Approved 2016E
Rate Base
Approved Rate Base ~$3.3B
Potential Energy Strong
Transmission
2013 – 2016E Rate Base CAGR in approved Growth of ~10%
E = ESTIMATE

PSE&G’s Cash from Operations and Power’s Free Cash Flow
support growth investments without the need for new equity
2014 – 2016E
PSE&G
Cash from Ops
(1)
PSE&G
Capital
Investment
PSE&G
Net Debt
2014 – 2016E
PSEG Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$500M FROM 2014-2016
(2) OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, CASH, AND SHORT TERM DEBT
E = ESTIMATE
PSE&G
Cash from Ops
(1)
PSE&G
Capital
Investment
PSE&G
Net Debt
Approved Programs With Energy Strong
Shareholder
Dividend
Power
Cash from Ops
Other
Cash Flow
(3)
Shareholder
Dividend
Power
Cash from Ops
Power Net
Debt
Power
Capital
Investment
Power
Capital
Investment
Other
Cash Flow
(2)
Power Net
Debt
Sources Uses Sources Uses

Power’s key credit metric
supports incremental
investment opportunities
E = ESTIMATE
PSEG Power
Funds From Operations /
Debt
(1)
2014-2016E
Average
Increased contribution to earnings from the more
stable regulated business allows us to reset
Power’s FFO/Debt threshold from 35% to 30%,
providing additional financial flexibility
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.1B over the
2014 to 2016 period supported by:
Capacity Revenues
Hedged Generation
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
(1) ESTIMATE BASED ON APPROVED PROGRAMS
0%
10%
20%
30%
40%
50%
60%
70%
80%
2012 2013

Pension: Our Long Term Asset allocation
strategy resulted in a ~17% increase in pension assets during
2013
Trust Assets
12/31/2012
Cash
Contributions
Investment
Return
Gross Benefits
Paid
Trust Assets
12/31/2013
$4.36B
$5.12B
~$0.15B
~$0.86B ~($0.25B)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0

PBO Funded
Ratio
83% Fully Funded Pension 106%

Our Pension Management
is expected to
result in pension income in 2014 and over the planning horizon
Pension (Expense)/Income
2013 to 2014 Drivers
2013
2014E
2015E 2016E
Expense
($110) M
Discount
Rate
~$40M
Investment
Return
~$70M
Other (1)
~$15M
($125)
($75)
($25)
$25
Income ~$15M per annum

(1) OTHER REFLECTS UPDATES TO THE POPULATION OF OUR EMPLOYEES AND RETIREES
E=ESTIMATE

(1) POWER EXCLUDES IMPACTS FROM STORM RECOVERY COSTS AND POTENTIAL RELATED INSURANCE PROCEEDS
NM = NOT MATERIAL E = ESTIMATE.
2013 - 2016E CAGR: ~(0.5)%
2013 – 2016E CAGR
Transmission
~(0.8)%
Distribution
~(0.9)%
Power
~(0.7)%
Other: N.M.
PSEG O&M Expense
(1)
Ongoing cost control efforts, including pension,
expected to reduce O&M over the forecast period
$0
$500
$1,000
$1,500
$2,000
$2,500
2013 2014E 2015E 2016E

Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $705 - $745
PSEG Power $663 $710 $550 - $610
Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,290 - $1,395
Operating EPS* $2.44 $2.58 $2.55 - $2.75
Regulated % of Earnings 43% 47% 53%  - 55%
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER. E=ESTIMATE.

$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$0.60
$0.80
$1.00
$1.20
$1.40
2009 2010 2011 2012 2013 2014E
PSE&G
EPS
$1.47
$1.39
Annual Dividend Per Share
(10 YEAR HISTORICAL CAGR ~3%)
(1) THE 2014 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2014 OPERATING EARNINGS GUIDANCE OF $2.55-$2.75E PER SHARE. SEE SLIDE A FOR ITEMS
EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Opportunity
for
consistent and sustainable
dividend growth supported by strong cash flow from both
businesses
2.8% increase
Payout Ratio 43% 44% 50% 58% 56% 56%
(1)
E = ESTIMATE
$1.60

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E
2016E
Segment EPS Drivers
E = ESTIMATE
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011 – 2013 historical data and forward curve estimates applied to PSEG Power open positions
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.12 - $0.15
$0.04
$0.04
$0.01
$0.04 - $0.07
$0.04
$0.04
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01

PSEG Summary
• Our 2013 earnings of $2.58 exceeded our upwardly revised operating earnings guidance of $2.40 - $2.55 per share
• Double digit earnings growth at PSE&G on one and three year basis from 2013 to 2016, driven by transmission investments and
approved programs
• Power’s continued focus on operational excellence, market expertise and financial strength delivers value in current price environment
• Strong Balance Sheet and Cash Flow support full capital program and new potential opportunities without the need for equity
• Long history of returning cash to the shareholder through the common dividend, with opportunity for consistent and sustainable growth

PSEG EXECUTIVE PROFILES

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Ralph Izzo
Ralph Izzo was elected chairman and chief executive officer of Public
Service Enterprise Group Incorporated (PSEG) in April 2007. He was
named as the company’s president and chief operating officer and a member of the board of directors of PSEG in October 2006. Previously,
Mr. Izzo was president and chief operating officer of Public Service Electric and Gas Company (PSE&G).
Since joining PSE&G in 1992 Mr. Izzo was elected to several executive positions within PSEG’s family of companies, including PSE&G senior vice president – utility operations, PSE&G vice president – appliance service,
PSEG vice president - corporate planning, and PSE&G vice president -
electric ventures.  In these capacities he broadened his experience in the areas of general management, strategic planning and finance.
Mr. Izzo is a well-known leader within the utility industry, as well as the public policy arena.  He is frequently asked to testify before Congress and speak to organizations on matters pertaining to national energy policy.
Mr. Izzo’s career began as a research scientist at the Princeton Plasma
Physics Laboratory, performing numerical simulations of fusion energy experiments.  He has published or presented over 35 papers on magnetohydrodynamic modeling. Mr. Izzo received his Bachelor of
Science and Master of Science degrees in mechanical engineering and his
Doctor of Philosophy degree in applied physics from Columbia University.
He also received a Master of Business Administration degree, with a concentration in finance from the Rutgers Graduate School of
Management. He is listed in numerous editions of Who’s Who and has been the recipient of national fellowships and awards.  Mr. Izzo has received Honorary Degrees from the New Jersey Institute of Technology
(Doctor of Science), Thomas A. Edison State College (Doctor of Humane
Letters), Bloomfield College (Doctor of Humane Letters), and Rutgers
University (Doctor of Humane Letters).
Mr. Izzo serves as chair of the New Jersey Chamber of Commerce, and on the Rutgers University Board of Governors, the board of directors for The
Williams Companies, the New Jersey Utilities Association, the Edison
Electric Institute (EEI), the Nuclear Energy Institute (NEI), the National
Center on Addiction and Substance Abuse at Columbia University (CASA),
and The Center for Energy Workforce Development.  He is also a member of the Columbia University School of Engineering Board of Visitors and the
Princeton University Adlinger Center for Energy and the Environment
Advisory Council, as well as a member of the Visiting Committee for the
Department of Nuclear Engineering at MIT.

J. A. Bouknight, Jr. (Lon)
J.A. Bouknight, Jr. (“Lon”) was named executive vice president and general counsel in January, 2010.  He had been Executive Vice President
– Law since November 2009.  In his current position, he has general supervisory responsibilities for the law department, office of the corporate secretary, business assurance and resilience, and Federal public affairs and sustainability.
Mr. Bouknight was a partner in the Washington law office of Steptoe &
Johnson, where he served as a member of the regulatory and industry affairs department and as former chairman of the firm.  His practice focused on the electric power and natural gas industries and on antitrust and competition issues in both regulated and unregulated industries.
From 2005 to 2008, Mr. Bouknight served as executive vice president and general counsel of Edison International, a major electric company based in California.
A graduate of Wofford College and Duke University School of Law,
Mr. Bouknight has authored a number of articles and lectured extensively on energy industry and competition topics.
EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, PUBLIC SERVICE
ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC AND GAS
COMPANY, PSEG SERVICES CORPORATION, EXECUTIVE VICE PRESIDENT  AND
PSEG POWER

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED, PUBLIC SERVICE ELECTRIC
AND GAS COMPANY, PSEG POWER LLC AND PSEG SERVICES CORPORATION
Caroline Dorsa
Caroline Dorsa was named executive vice president and chief
financial officer for Public Service Enterprise Group Incorporated
(PSEG) in April 2009. She is also the executive vice president and chief financial officer of Public Service Electric and Gas Company
(PSE&G), PSEG Power and PSEG Services Corporation.
Ms. Dorsa is responsible for all financial functions, including Internal
Audit Services and Investor Relations. Given the array of financial instruments which serve as the primary means of selling wholesale energy to customers, Ms. Dorsa also has responsibility for the Risk
Management function, which provides independent oversight of the
PSEG Power trading organization.  In addition to her financial responsibilities, Ms. Dorsa leads the Information Technology and
Procurement organizations.  She is a member of PSEG’s Executive
Officer Group.
In her role as chief financial officer, she has overseen the execution of the Company’s financial strategy, which has involved a significant deleveraging of the balance sheet and enhancement of the
company’s financial strength.  The company is in the midst of a major capital investment program focused on deploying more than
$6 billion over three years to ensure the reliability and efficiency of the energy generation and distribution system in New Jersey.  PSEG has an uninterrupted record of paying dividends to shareholders for
105 years.
Ms. Dorsa had been a member of the PSEG Board of Directors for six years, and a member of PSEG's Audit, Corporate Governance and Finance
Committees before joining the company’s management. Her previous management position had been with Merck & Co., where she was senior vice president – global human health, strategy and integration.  Prior to this,
Ms. Dorsa served as senior vice president and chief financial officer at Avaya,
Inc.  Earlier in her career, she held a range of financial positions at Merck, including serving as vice president and treasurer of the company for over 12 years. She was also the Secretary of the Finance Committee of Merck's Board of Directors.
Before joining Merck, Ms. Dorsa worked for Mayor Edward Koch of the City of
New York promoting economic development in midtown Manhattan.
Ms. Dorsa is a member of the Junior Achievement of New Jersey State Board of Directors. She is a member of the Board of Directors and the financial expert for the Finance and Audit Committee of Biogen Idec (NASDAQ: BIIB), a
biopharmaceutical company located in Cambridge, MA. Ms. Dorsa is also a member of the Board of Directors and Chairman of the Audit Committee of
Joule, a privately financed solar fuels company based in Bedford, MA.
Ms. Dorsa holds a B.A. from Colgate University and an M.B.A from Columbia
Business School.

PRESIDENT AND CHIEF NUCLEAR OFFICER
PSEG NUCLEAR
Thomas P. Joyce
Thomas P. Joyce was named president and chief nuclear officer of PSEG
Nuclear (Nuclear), in October 2008. He had been senior vice president –
operations of Salem/Hope Creek for Nuclear, since June 2007.  Mr. Joyce was also vice president – Salem, since January 2007, and previously assumed the role of PSEG Nuclear’s site vice president as part of the
Nuclear Operating Services Agreement between PSEG and Exelon
Corporation in 2005.
PSEG Nuclear’s  Salem and Hope Creek Generating stations comprise the second largest commercial nuclear power facility in the United States.
Together the units provide enough electricity for three million homes.
Together the plants also provide 49 percent of New Jersey’s electricity.
Mr. Joyce has more than 38 years of experience in commercial nuclear power operations. Under his leadership as president and chief nuclear officer, Salem and Hope Creek combined to set a new site generation record in 2009. In 2011, the stations also received approval from the
Nuclear Regulatory Commission (NRC) to extend their operating licenses an additional 20 years. Reinforcing the company’s strong ties to the local community, the license renewal approvals did not encounter any formal legal contentions like many other plants across the country.
While leading Salem, the station completed two successful reactor vessel head replacement outages. Salem Unit 1 completed its outage capturing the world record for shortest head replacement outage.
Prior to coming to PSEG Mr. Joyce was site vice president at Exelon
Nuclear’s Braidwood Station. During his tenure the station achieved overall performance improvements and retained their excellent INPO
rating. The plant completed a refueling in 15 days, 14 hours – setting a record for outage efficiency among U.S. pressurized water reactors.
Before serving at Braidwood he held leadership positions at Exelon’s
Byron, Dresden, and Zion Stations, and in the corporate offices of both Exelon
Corporation and Exelon Nuclear.
Mr. Joyce holds a Bachelor of Science degree in nuclear engineering from the University of Missouri at Rolla, and a Master of Business
Administration degree from the Keller Graduate School of Management.
While at Byron, he earned his senior reactor operators (SRO) license.
A recognized leader in the nuclear industry, Mr. Joyce currently serves as chairman of the Utilities Service Alliance (USA). The organization is comprised of eight of America’s leading electric utilities operating 14 nuclear reactors located at 10 stations. Its two major objectives are to improve individual plant and fleet performance and to reduce operating and maintenance costs. Mr. Joyce also chairs the Nuclear Energy
Institute’s (NEI) Emergency Preparedness Working Group and the EPRI
Nuclear Power Council.

Ralph A. LaRossa
PRESIDENT AND CHIEF OPERATING OFFICER
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
Ralph A. LaRossa was named president and chief operating officer of
Public Service Electric and Gas Company (PSE&G), in October 2006. Prior
to this position he was vice president - electric delivery for PSE&G. In addition to his responsibilities with PSE&G, he also oversees the communications and state governmental affairs organizations.
On January 1, 2014, Mr. LaRossa became Chairman of the Board of PSEG
Long Island, a subsidiary of Public Service Enterprise Group (PSEG), which manages the electric transmission and distribution systems on Long Island and in the Rockaways.
Mr. LaRossa joined PSE&G in 1985 as an associate engineer and advanced through a variety of management positions in the utility’s gas and electric operations.  In 1998 he received Gas Industry Magazine’s
Outstanding Manager of the Year Award.  PSE&G is New Jersey’s largest electric and gas utility.
Mr. LaRossa is a graduate of Stevens Institute of Technology and has completed the Harvard Business School’s Program for Management
Development. He serves on the board of directors for the American Gas
Association (AGA), New Jersey Utilities Association (NJUA), New Jersey
Performing Arts Center (NJPAC), Partnership for a Drug-Free NJ, Choose
New Jersey, and Bergen County’s United Way. He also serves on the board of trustees for Montclair State University and the Newark Alliance.

PRESIDENT
PSEG ENERGY RESOURCES & TRADE
Shahid Malik was elected President of PSEG Energy Resources & Trade
(ER&T) in December, 2011.  PSEG operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (base load units, load following units and peaking units), and Mr. Malik is essentially responsible for managing these assets and taking them to market. He oversees PSEG’s generation portfolio and the purchase and sale of all energy commodities.
Mr. Malik has an extensive background in the energy industry across the oil, gas, electric and renewable energy sectors in Europe and the United States.
Previously, he was with Pittiglio, Rabin, Todd & McGrath (PRTM) in
Pittsburgh, PA and was responsible for all aspects of growing the global energy practice, with a primary focus on the North American utility sector.
Prior to that he served as President & CEO of Strategic Energy, Great Plains
Energy’s unregulated retail marketing subsidiary and a provider of energy and services to business clients in North America.  He was accountable for the
Company’s strategy and operations and led a successful turnaround of the company, achieving significant growth in products and services while reducing costs.
Mr. Malik’s career has included Executive Leadership positions with several energy companies including Entergy Corporation, Reliant
Energy and BP Oil Company.  In addition, he served on the Board of
Directors of South Jersey Industries (NYSE: SJI) immediately prior to joining PSEG.
Mr. Malik has been in the energy business for more than 20 years, since receiving his Economics degree from Manchester University in England and an MBA from Rice University, Houston.  He sits on the Executive
Committee of the Board of Trustees of Newark Museum.
Shahid Malik

Margaret M. Pego,
SPHR
SENIOR VICE PRESIDENT – HUMAN RESOURCES AND
CHIEF HUMAN RESOURCES OFFICER
PSEG SERVICES CORPORATION
Margaret M. Pego was named senior vice president – human resources and chief human resources officer of PSEG Services Corporation in
December 2006. Prior, she had been vice president – human resources.
Ms. Pego joined PSEG in 1974, and has held a variety of management positions in the human resources department.
Ms. Pego holds a Bachelor of Arts degree in business administration from
William Paterson College, and a Master of Business Administration degree with a concentration in management and labor relations from Seton Hall
University. In addition, she holds a certificate in EEO studies from Cornell
University, and has completed the Human Resources Executive Program at the University of Michigan. She is also certified as a senior professional in human resources.
Ms. Pego was named one of 2013’s HR Top 10 Breakaway Leaders by
Evanta, a leading organization that fosters leadership development and collaborative exchange among North America’s top executives.
Ms. Pego is active in several local and national organizations, including the
EEI Chief HR Executive Advisory Committee; the American Gas Association
HR Policy Committee; the Conference Board Advisory Council of HR
Management – Council of HR Executives; and the Society for Human
Resources Management. In addition, she is a member of the board of trustees of the College of Saint Elizabeth, Rutgers Business School and she
is first vice chair of the Children’s Specialized Hospital board and chair of the board’s HR committee. She is the former Chair of the Center for Energy
Workforce Development (CEWD) Executive Council. She is a former member of the Supreme Court of New Jersey Attorney Ethics Committee.
Ms. Pego is a 2002 Leadership New Jersey fellow, 1997 TWIN Honoree,
2006 Executive Woman of New Jersey Honoree and 2008 NJ Best 50
Women in Business Honoree.

William Levis
PRESIDENT AND CHIEF OPERATING OFFICER
PSEG POWER
William Levis is president and chief operating officer of PSEG Power, a position he’s held since June 2007. PSEG Power is a major, merchant power producer in the U.S. with four main subsidiaries: PSEG Nuclear,
PSEG Fossil, PSEG Energy Resources and Trade (ER&T) and PSEG Power
Ventures.
PSEG Power operates one of the most balanced portfolios in the country, both in terms of fuel mix and market segment (based load units, load following units and peaking units). Its low-cost, load following fleet is geographically well positioned in competitive markets. Its 13,450 MWs represent a diverse fuel mix which includes 44 percent natural gas, 27 percent nuclear, 18 percent coal, 9 percent oil, 1 percent solar, and
1 percent pumped storage.
Before coming to PSEG, Mr. Levis was Exelon Nuclear’s vice-president –
Mid-Atlantic operations. During his years at Exelon, Mr. Levis oversaw significant improvements, setting records for total annual megawatt production and establishing efficiency records for refueling outages. Prior to joining Exelon, Mr. Levis worked at Ontario Hydro’s Pickering Plant and held several positions over a five-year period with Carolina Power and
Light’s Brunswick facility. During this time, the station was removed from the NRC Watch List and set new records in the areas of safety, production, and cost.
Mr. Levis has a Bachelor of Science degree in marine engineering from the U.S. Naval Academy and holds an SRO (senior reactor operator)
certification. He retired as a commander in the Naval Reserves and attained his professional engineer license in 1985.
Mr. Levis serves as a member of Pennsylvania Congressman James
Gerlach’s Service Academies Selection Committee.  He is also a member of Nuclear Energy Institute’s (NEI) Board of Directors, and serves as a member of the Institute of Nuclear Power Operations (INPO) National
Nuclear Accrediting Board. He is a member of the Philadelphia
Archdiocese Catholic Charities Appeals Board and its Operations
Committee, and is a member of the CEO Council for Growth based in
Philadelphia.

Richard P. Lopriore
PRESIDENT
PSEG FOSSIL
Mr. Lopriore has been a valuable part of the electric generation industry for more than 40 years. Prior to joining PSEG Fossil, he had been senior vice president -
mid-Atlantic operations for Exelon Nuclear, responsible for oversight of the
Limerick, Peach Bottom, Oyster Creek and Three Mile Island stations.  During his tenure, Three Mile Island achieved INPO 1 status (2007).
From 1997-1999, Mr. Lopriore was an Executive Advisor for Ontario Hydro
Nuclear Power Plant’s recovery and performance improvement program.
Mr. Lopriore joined Exelon as plant manager of Byron Stations in 1999 and was promoted to site vice president in 2001. In 2003 he became corporate vice president - operations support at Exelon’s nuclear headquarters, responsible for both the Midwest and mid-Atlantic regions. He then became vice president -
operations, Midwest boiling water reactors in 2004 responsible for the Dresden,
LaSalle County, Quad Cities and Clinton nuclear plants.
Prior to Exelon, Mr. Lopriore held several key management positions at the
Brunswick Nuclear Plant in North Carolina, including plant manager. At Vermont
Yankee, he achieved an operational SRO certification for Boiling Water Reactors.
Mr. Lopriore received his Bachelor of Science degree from Southern Vermont
College and is a member of the American Nuclear Society.
He also served in the National Guard.
Richard P. Lopriore was elected president of PSEG Fossil in May 2007.  He oversees operations for 13 generation facilities spanning four states. He is also responsible for the oversight of two service groups: Laboratory & Testing
Services, and Maintenance & Repair Services. Additionally, he is responsible for Construction, Capital Projects and Engineering.
The PSEG Fossil fleet is comprised of natural gas, coal and oil-fired electric generating units that contribute about 9,700 megawatts of electricity to PSEG
Power’s generation portfolio. This includes an ownership interest of 1,000 megawatts in three jointly-owned facilities.
Under Lopriore’s leadership, nine LM6000 peaking units were constructed.
Fossil also outfitted its two New Jersey coal plants with about $1.5 billion in new pollution control equipment resulting in substantial reductions in emissions.  These plants are among the cleanest, most responsible coal stations in the country.
Mr. Lopriore instituted an in-depth Operational Excellence Model (OEM), one of the first programs in the nation to drive standardization across a Fossil fleet.  The program resulted in consistent improvement in operating results, reliability and fleet performance and the achievement of all-time generation records. He also revamped PSEG Fossil’s training program. Two industry-first, award-winning mobile training trailers were developed to take training directly to the work sites reducing costs and increasing productivity.

VICE PRESIDENT – DELIVERY PROJECTS AND CONSTRUCTION
PUBLIC SERVICE ELECTRIC AND GAS COMPANY
Kim C. Hanemann is vice president-delivery projects and
construction, for PSE&G, where she is responsible for ensuring the on-time, on-scope and on-budget execution of all large utility construction projects, which includes overseeing project
management, project controls, and licensing and permitting.
Her organization also includes a mobile construction workforce.
Ms. Hanemann joined PSE&G as an engineer in 1986.  She has
held numerous leadership positions in both electric and gas field operations as well as in utility support operations.  She was named a director in 2007, overseeing three different groups (Transmission
Engineering and Construction, Utility Operations Support, and
Delivery Projects and Construction) before her promotion to vice president in 2010.
Ms. Hanemann holds a Bachelor of Science degree in mechanical engineering from Lehigh University and an MBA from the Rutgers
Graduate School of Management.
Kim C. Hanemann

PSE&G APPENDIX 125

Dist O&M/Customer
$200.00
$150.00
$100.00
$50.00
$0.00
Median $110.65
Median 88.1
PSE&G
0
20
40
60
80
100
120
140
160
180
200
SAIDI

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE OUTAGE DURATION FOR
ALL CUSTOMERS SERVED.

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dist O&M / Dth
Median: $0.72
PSE&G
Median: 98.4%
78.0%
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
100.0%
Leak Response Rate

PSEG

127 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

PSEG POWER AND ER&T APPENDIX 128

129 Nuclear fuel needs have been hedged through 2016 Anticipated Nuclear Fuel Cost Hedged $0 $5 $10 2014 2015 2016

Power’s coal hedging reflects 2014 supply
matched with 2014 sales
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro Low $40’s
Higher
price, lower
BTU, enviro
coal
Hudson CAPP Mid $40’s
Flexibility
after BET in
2010
Mercer
Metallurgical
CAPP/NAPP
Low $40’s
More
limited
segment of
coal
market
Keystone NAPP Mid $20’s
Prices
steady
Conemaugh NAPP Mid $20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right scale)
$20
$30
$40
$50
40%
60%
80%
100%
0%
20%
2014 2015 2016
$0
$10
*COMMODITY PLUS TRANSPORTATION.
Contracted Coal

Capacity Price per RPM Auction for PSEG Zone

2014-2015	$172
2015-2016	$166
2016-2017	$178
Three Year Average ($/MW-day)	$172

Capacity Price per BGS Tranche

Three Year Average ($/MW-day)	$172
MW per Tranche (varies by EDC)	109
Days per Year	365
Capacity Cost per Tranche	**$ 6,841,016**

MWh per Tranche

Energy MW per Tranche (varies by EDC)	109
Hours per Year	8,768
Load Factor (varies by EDC)	~37%
MWh per Tranche, approx.	350,090
Capacity Cost per MWh	$20

PSEG

131 The full requirements BGS rate recognizes the forward PJM capacity market price

PSEG FINANCIAL APPENDIX 132

December 31, 2013
$ Billions  PSEG PSE&G Power
Cash Investments $0.4 $0.0 N/A
(2)
Short Term Debt $0.1 $0.1 N/A
(2)
Long Term Debt
(3)
8.1 5.6 2.5
Common Equity 11.6 5.9 5.9
Total Capitalization $19.8 $11.5 $8.4
Total Debt / Capitalization 41% 49% 30%
PSE&G Regulated Equity Ratio
(1)
51%
Our balance sheet remains strong
(1)
REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$95 MILLION AND EXCLUDES SHORT-TERM DEBT
(2)
N/A BECAUSE POWER INVESTS AND BORROWS SHORT-TERM THROUGH INTERCOMPANY ARRANGEMENT WITH PSEG PARENT
(3)
DOES NOT INCLUDE SECURITIZATION DEBT OF $496MILLION.

PSEG Liquidity as of December 31, 2013
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $73 $527
5-Year Credit Facility (Power) Mar-17 $1,600 $70 $1,530
5-Year Credit Facility (Power) Mar-18 $1,000 2 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $8 $492
5-year Credit Facility (PSEG) Mar-18 $500 3 $0 $500
Total $4,300 $4,049
1
PSE&G Facility to be reduced by $29M on April 15, 2016
$439
2
Power Facility to be reduced by $48M on April 15, 2016
PSE&G ST Investment $0
3
PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,488
Total Parent / Power Liquidity $3,961
PSEG /
Power
PSEG Money Pool ST Investment

PSEG Energy Holdings
Investment Portfolio
*BOOK BALANCE EXCLUDING DEFERRED TAX ACCOUNTS.
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012. ON 10/18/2013,
NRG ENERGY ANNOUNCED AN ACQUISITION OF EME ASSETS THAT WOULD CURE
ALL MONETARY DEFAULTS AT CLOSING AND PRESERVE HOLDINGS’
ENTIRE EQUITY VALUE.
Merchant Energy Leases
GenOn (REMA)
Edison Mission Energy (EME)**
Regulated Energy Leases
Merrill Creek
Grand Gulf
Real Estate Leveraged Leases
Real Estate Operating Leases
Generation Legacy Assets
Other
Equipment
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
Nuclear station in Mississippi (175 equity MW)
GM Renaissance Center; Wal-Marts; E-D (shopping) Centers
Office Towers, Shopping Centers - 30 properties
GWF (in wind down stage), Bridgewater, GSOE
Land & Receivables
Investment  Balance *
at 12/31/13
($millions)
$343
$218
$191
$ 73
$70
$5
$7
Total Holdings Investments
$907

Strong, full year
2013 operating earnings delivered
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power $  710 $  663  $  1.40 $  1.31
PSE&G 612 528 1.21 1.04
PSEG Enterprise/Other (13) 45 (0.03) 0.09
Operating Earnings* $  1,309  $  1,236 $  2.58 $  2.44
Twelve Months ended December 31
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.

PSEG EPS Reconciliation–
Full Year 2013
versus Full Year 2012
$2.44
0.09
0.17
$2.58
(0.12)
0.00
0.50
1.00
1.50
2.00
2.50
3.00
Higher Capacity 0.34
Market Pricing and Lower
Supply Costs 0.05
Gas Send-out and Fixed Cost
Recovery 0.05
Higher Volume 0.02
Lower Hedge
Pricing (0.25)
O&M (0.13)
Other 0.01
Transmission 0.14
Renewables
and CIP 0.02
O&M (Distribution)
0.02
Other 0.02
D&A (0.01)
Higher Taxes (0.02)
2013
Operating
Earnings*
2012
Operating
Earnings*
PSEG Power** PSE&G**
PSEG Enterprise/
Other
Absence of Tax
Settlement (0.07)
Tax Adjustment (0.03)
Asset Sales and Other
(0.02)
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
**
PRIOR QUARTER RESULTS FOR RECONCILING ITEMS MAY NOT ADD TO YEAR-TO-DATE (YTD) TOTALS DUE TO ROUNDING.

A
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
(a)
Includes the financial impact from positions with forward delivery months.
2013 2012 2011 2010 2009 2008
Operating Earnings 1,309 $      1,236 $   1,389 $   1,584 $     1,567 $   1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power)
40 52 50 46 9 (71)
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (74) (10) 107 (1) (11) 14
Lease Transaction Activity (Energy Holdings) - 36 (173) - 29 (490)
Storm O&M (PSEG Power) (32) (39) - - - -
Market Transition Charge Refund (PSE&G) - - - (72) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
- - 34 - - (13)
Income from Continuing Operations 1,243 $      1,275 $   1,407 $   1,557 $     1,594 $   918 $
Discontinued Operations - - 96 7 (2) 270
Net Income 1,243 $      1,275 $   1,503 $   1,564 $     1,592 $   1,188 $
Fully Diluted Average Shares Outstanding (in Millions)
508 507 507 507 507 508
Operating Earnings 2.58 $        2.44 $     2.74 $     3.12 $       3.09 $     2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 0.10 0.10 0.09 0.02 (0.14)
Gain (Loss) on MTM
(a)
(PSEG Power) (0.14) (0.02) 0.21 - (0.02) 0.03
Lease Transaction Activity (Energy Holdings) - 0.07 (0.34) - 0.05 (0.96)
Storm O&M (PSEG Power) (0.07) (0.08) - - - -
Market Transition Charge Refund (PSE&G) - - - (0.14) - -
Gain (Loss) on Asset Sales and Impairments (Energy Holdings)
- - 0.06 - - (0.03)
Income from Continuing Operations 2.45 $        2.51 $     2.77 $     3.07 $       3.14 $     1.81 $
Discontinued Operations - - 0.19 0.01 - 0.53
Net Income 2.45 $        2.51 $     2.96 $     3.08 $       3.14 $     2.34 $
For the Year Ended
December 31,
(Unaudited)
Reconciling Items, net of tax
Earnings Impact ($ Millions)
Per Share Impact (Diluted)
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED